UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 26, 2007
ARI Network Services, Inc.
(Exact name of registrant as specified in its charter)

WISCONSIN	0-19608	39- 1388360

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11425 W. Lake Park Drive, Milwaukee, Wisconsin		53224

(Address of principal executive office)		(Zip Code)
Registrant’s telephone number, including area code (414) 973-4300
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Consent of Independent Registered Public Accounting Firm
Audited Financial Statements
Unaudited pro forma Combined Financial Statements

Item 2.01 Completion of Acquisition or Disposition of Assets
     As previously reported in its Current Report on Form 8-K filed on January 29, 2007, ARI Network Services, Inc. (the “Company”) announced that it completed the acquisition of all of the outstanding stock of OC-NET, Inc. (“OC-NET”) pursuant to the terms of a Stock Purchase Agreement dated as of January 26, 2007 by and among OC-NET, Robert Hipp, Gary Lee Thormahlen, Dan Nordell and the Company. This Current Report on Form 8-K/A is being filed to provide certain audited financial statements and certain unaudited pro forma information required by Item 9.01 of Form 8-K.
Item 9.01 Financial Statements and Exhibits
(a)	Financial Statements of Businesses Acquired

Attached hereto as Exhibit 99.2 are the audited financial statements of OC-Net for the year ended December 31, 2006, including the Report of the Independent Registered Public Accounting Firm; Balance Sheet as of December 31, 2006; Statement of Operations for the year ended December 31, 2006; Statement of Shareholders’ Equity for the year ended December 31, 2006; Statement of Cash Flows for the year ended December 31, 2006; and Notes to the Financial Statements.

(b)	Pro Forma Financial Information

Attached hereto as Exhibit 99.3 are the unaudited pro forma combined financial statements of the Company and OC-NET.

(d)	Exhibits

Exhibit No.	Description

2.1	Stock Purchase Agreement, dated January 26, 2007, by and among OC-NET, Inc., the stockholders of OC-NET, Inc. and ARI Network Services, Inc.*

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Press Release issued on January 26, 2007.*

99.2	Audited Financial Statements of OC-NET, Inc. for the year ended December 31, 2006.

99.3	Unaudited pro forma combined financial statements of ARI Network Services, Inc. and OC-NET, Inc.

*	Previously filed.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ARI Network Services, Inc.
(Registrant)

Date: April 13, 2007	By:	/s/ Brian E. Dearing
Brian E. Dearing
Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Stock Purchase Agreement, dated January 26, 2007, by and among OC-NET, Inc., the stockholders of OC-NET, Inc. and ARI Network Services, Inc.*

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Press Release issued on January 26, 2007.*

99.2	Audited Financial Statements of OC-NET, Inc. for the year ended December 31, 2006.

99.3	Unaudited pro forma combined financial statements of ARI Network Services, Inc. and OC-NET, Inc.
* Previously filed.